
Guaranty
Bancshares, Inc.
Annual Shareholder Meeting
THERE'S NO PLACE LIKE TEXAS



Certain Information & Disclaimers

About Guaranty Bancshares, Inc.

Guaranty Bancshares, Inc. (“GNTY”, “Guaranty”, the “Company” or "we", "us", or "our") is a bank holding company, headquartered in Addison, Texas, that conducts banking activities through its wholly-owned subsidiary, Guaranty Bank & Trust, N.A., a national banking association (“Guaranty Bank & Trust” or the “Bank”) throughout East Texas, Central Texas, the Houston MSA and the Dallas/Fort Worth MSA. For more information, visit www.gnty.com.

No Offer Or Solicitation

This communication does not constitute an offer to sell, a solicitation of an offer to sell, the solicitation of an offer to buy any securities or a solicitation of any vote or approval. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Non-GAAP Financial Measures

Guaranty reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing its business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Guaranty’s reported results prepared in accordance with GAAP. Please see “Reconciliation of Non-GAAP Measures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable of a future or forward-looking nature. Annualized, pro forma, project and estimated numbers are used for illustrative purposes only, are not forecast and may not reflect actual results. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, leadership’s beliefs and certain assumptions made by our leadership team, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements. For discussion of these and other risk that may cause actual results to differ from expectation, please refer to “Special Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” contained in the Annual Report on Form 10-K for the year ended December 31, 2021 and any updates to those risk factors set forth in Guaranty’s Quarterly Reports on Form 10-Q. If one or more events related to these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Guaranty or persons acting on Guaranty’s behalf may issue.

Company Overview - 2021

Company Highlights

- Founded in 1913 with Corporate Headquarters in Addison, Texas
- 32 Banking locations in 26 Texas communities
- Focused on a community-based relationship model promoting entrepreneurial attitude, personal attention and customer-tailored solutions
- Long history of stable core deposits and stellar asset quality



The places we call home
Dallas
Austin
Houston
I-35

Approximately 86% of the total Texas population is located in counties along and to the east of I-35. (U.S. Census Bureau, 2019 Population Estimates)

Strong & Growing Balance Sheet

$3.1B	$1.9B	$2.7B	12.2%
Total Assets	Total Loans	Total Deposits	5 Year CAGR TBV/ Share*

Company Performance

$39.8M	Net Earnings	9.18%	Tier 1 Capital
3.47%	NIM	14.51%	Total Risk Based Capital
1.36%	ROAA	$3.30	EPS
13.72%	ROAE	$0.80	Cash Dividend

Disciplined Credit Culture

1.59%	0.08%	0.09%
Reserves/ Loans	NCOs/ Average Loans	NPAs/ Total Assets

*TBV/Share is a non-GAAP financial measure. Please see "Reconciliation of Non-GAAP Measures" at the end of this presentation.

Culture

What forces are driving our culture.


THE "GUARANTY CULTURE"

The secret sauce behind every great company is always the same.
It's their culture.
Our Employees are owners and proud advocates of our brand and culture. They provide the highest level of service and have an interest in good shareholder returns.
-Ty Abston, CEO

All prospective employees and board members receive a copy of our book, ***The Guaranty Culture***, which defines who we are, how we act, and how we do business.

Best Companies Texas 13 Straight Years


Best Companies
to Work for in
Texas
2021

Inside Ownership

(As of Feb. 28, 2022)

-Directors
-Officers
-Employees
26.6%

Employee Stock Ownership Plan **10.3%**

Our Markets

We believe there's no better place to live and thrive than our home state of Texas. That's why the Lone Star State leads the nation in job creation over the last 10 years and in population growth over the last 14 years. As the 9th largest economy among the nations of the world, Texas offers a business-friendly climate, with no corporate or personal income tax, along with a highly skilled workforce, easy access to global markets, robust infrastructure and predictable regulations. (Texas Economic Development Corporation)



Bogata
Commerce
Hallsville
Longview
Mount Pleasant (2)
Mount Vernon
New Boston
Paris (2)
Pittsburg
Sulphur Springs
Texarkana (3)

East Texas



Dallas
Addison
Denton (2)
Fort Worth
Rockwall
Royse City

DFW



Austin
Georgetown
Lakeway
Bryan
College Station (2)

Central Texas



Houston
Houston Galleria
Conroe
Katy

Houston



2021 in Review

Highlights

Opened 14,548 new checking and savings accounts across our statewide banking footprint.

35 consecutive years of shareholder dividends.

Additional $101 million in loan originations under the Paycheck Protection Program (PPP) to 1,349 borrowers.

Donated more than $300,000 and over 3,000 employee volunteer hours.

Enhanced technology and digital banking through more cybersecurity controls, online account opening , an updated mobile banking app and online banking platform, among others.

GUARANTY STOCK PRICE, EARNINGS PER SHARE, AND DIVIDENDS



STOCK PRICE
Stock Price
Earnings per share
Dividends per share
PER SHARE
$40
$35
$30
$25
$20
$15
$10
$5
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Data as of and for years ended December 31 for the years indicated.

Eyeing the Future (Dollars in Millions)

10 Year Asset Growth



Total Assets
$4,000
$3,000
$2,000
$1,000
$0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Entered Bryan/ College Station
Entered Dallas Metroplex
Entered Austin & Ft Worth
Entered Greater Houston

Financial Highlights



Return on Average Assets (Bank Only)
Guaranty Bank & Trust
Texas Peer Banks*
National Peer Group*
1.50%
1.00%
0.50%
2017
2018
2019
2020
2021

* Data for Texas and National Peer Banks include those with total assets between $2 and $5 billion as of December 31, 2021.

Diverse Loan Franchise

Loan Composition


Commercial & Industrial
14.7%
Farmland
7.6%
Consumer
2.7%
Construction and Development
16.1%
Commercial Real Estate
32.6%
Family Residential
21.6%

Net Interest Margin (Bank Only)	2017	2018	2019	2020	2021
Guaranty Bank & Trust N.A.	3.42%	3.50%	3.71%	3.80%	3.53%
Texas Peer Banks*	3.76%	4.13%	3.97%	3.59%	3.35%
National Peer Banks*	3.61%	3.72%	3.63%	3.32%	3.16%

Loan composition data as of December 31, 2021
* Data for Texas and National Peer Banks include those with total assets between $2 and $5 billion as of December 31, 2021.

Diverse Deposit Franchise

Deposit Composition



Savings
5.0%
Interest Bearing
Demand Deposit
14.3%
Certificates of Deposit
12.4%
Money Market
30.3%
Non-Interest Bearing
Demand Deposit
38.0%

Total Cost of Deposits	2017	2018	2019	2020	2021
	0.65%	0.96%	1.10%	0.54%	0.22%

Deposit composition data as of December 31, 2021

Disciplined Credit & Risk Culture


Net Charge-Offs to Average Assets
Texas Peer Banks*
National Peer Banks*
Guaranty Bank & Trust
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
(0.25%)
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
*Data for Texas and National Peer Banks include those with total assets between $2 and $5 billion as of December 31, 2021.

LOOKING FORWARD



2022 OUTLOOK

- **Earnings for 2022**
- **Expansion Plans**
- **Interest Rates/ Inflation/ Economy**

Question and Answers

RECONCILIATION OF NON-GAAP MEASURES

(dollars in thousands, except per share data)

As of December 31,

	2017	2018	2019	2020	2021
Total Shareholders' Equity	$207,345	$244,583	$261,551	$272,643	$302,214
Less: Goodwill	(18,742)	(32,160)	(32,160)	(32,160)	(32,160)
Less: Core Deposit Intangibles, Net	(2,724)	(4,706)	(3,853)	(2,999)	(2,313)
Total Tangible Common Equity	**$185,879**	**$207,717**	**$225,538**	**$237,484**	**$267,741**
Common Shares Outstanding* (1)	12,164,852	13,012,855	12,702,187	12,028,957	12,122,717
Book Value Per Common Share	$17.04	$18.80	$20.59	$22.67	$24.93
Tangible Book Value Per Common Share*	$15.28	$15.96	$17.76	$19.74	$22.09

*Periods prior to the stock dividend issued during the first quarter of 2021 have been adjusted to give the effect to the 10% stock dividend.
(1) Excludes the dilutive effect, if any, of 146,576, 36,059, 72,822 , 100, 034 and 90,782 shares of common stock issuable upon exercise of outstanding stock options as of December 31, 2021, 2020, 2019, 2018 and 2017, respectively, for which periords prior to the stock dividend issued during the first quarter of 2021 have been adjusted to give effect to the 10% stock dividend.